UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

The Spectranetics Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9965 Federal Drive Colorado Springs, CO	80921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The Spectranetics Corporation (the “Company”) and the other named defendants have entered into a settlement agreement and release with the plaintiff and his spouse in Scott Schlesinger v. The Spectranetics Corporation, et al. In accordance with the settlement, the above-referenced lawsuit has been dismissed with prejudice and the charges of his spouse have been withdrawn. The settlement is within the limits of the Company’s insurance and does not constitute an admission by the Company or any other person of any wrongdoing or violation of any law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2009

The Spectranetics Corporation
(registrant)

By:    /s/ Guy A. Childs
Name: Guy A. Childs
Its: Chief Financial Officer